Rule 497(k)

File No. 333-181507

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II

FIRST TRUST EXCHANGE-TRADED FUND

FIRST TRUST EXCHANGE-TRADED FUND II

FIRST TRUST EXCHANGE-TRADED FUND III

FIRST TRUST EXCHANGE-TRADED FUND IV

FIRST TRUST EXCHANGE-TRADED FUND V

FIRST TRUST EXCHANGE-TRADED FUND VI

FIRST TRUST EXCHANGE-TRADED FUND VII

FIRST TRUST EXCHANGE-TRADED FUND VIII

(the “Trusts,” and each series of the Trusts, a “Fund”)

SUPPLEMENT TO EACH FUND’S SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 6, 2020

1.	Notwithstanding anything to the contrary in each Fund’s summary prospectus and prospectus, the section entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

2.	Notwithstanding anything to the contrary in each Fund’s summary prospectus and prospectus, the section entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.

3.	Notwithstanding anything to the contrary in each Fund’s prospectus, the first paragraph of the section entitled “How to Buy and Sell Shares” is deleted in its entirety and replaced with the following:

Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant.

4.	Notwithstanding anything to the contrary in each Fund’s prospectus, the second paragraph of the section entitled “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
5.	Notwithstanding anything to the contrary in each Fund’s prospectus, the section entitled “Premium/Discount Information” is deleted in its entirety and replaced with the following:

Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

6.	Notwithstanding anything to the contrary in each Fund’s statement of additional information, each Fund relies on Rule 6c-11 under the 1940 Act for its operations, including utilizing custom baskets when effectuating creations and redemptions of Fund shares. In general, “custom baskets” are baskets that are composed of a non-representative selection of a Fund’s portfolio securities.
7.	Pursuant to Rule 6c-11 under the 1940 Act, information regarding each Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE